UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                     February 29, 2000 (February 28, 2000)
                     -------------------------------------
                Date of Report (Date of earliest event reported)


                                 Rent-Way, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                          000-22026                    25-1407782
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
     of corporation)                                        Identification No.)



One RentWay Place, Erie, Pennsylvania            16505
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(Address of principal executive offices)        Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
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Item 5.           Other Events
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The registrant issued the following press release on February 28, 2000:

     ERIE, PA. -- Rent-Way, Inc. (NYSE: RWY) announced today the company will strengthen and augment its computer sales training by providing all store and regional managers with a state-of-the-art personal computer for home use at the nominal cost of $3.00 per pay check. The announcement was made last week by William E. Morgenstern, Chairman and Chief Executive Officer, at the company's Annual Conference held in Orlando, Florida with over 1600 in attendance. "Training and supporting our people to keep up with the ever-changing world of technology is a critical component to our aggressive computer rental plans", said Mr. Morgenstern.

     Rent-Way will require the employees to update the products they use in their homes continuously. "We want our team to have the best technology in their homes so they are current on the features, advantages and benefits of what we offer our customers," said Mr. Morgenstern. Currently, Rent-Way rents Compaq brand computers in its stores. However, Rent-Way is negotiating a program with Dell and expect to have the full details of the employee program communicated to the field by the end of March.

     "Our commitment to building a world class operation through an intense focus on people development demands this kind of creative and supportive approach," said Jeffrey Conway, President and Chief Operating Officer. "I think it is great that we are in the position to do something that is a powerful win-win for our managers, their families and our customers."

     Rent-Way is the second-largest operator of rental-purchase stores in the USA. Rent-Way rents quality, brand name merchandise such as home entertainment equipment, furniture and major appliances through 1088 stores operating in 41 states.

For more information, contact:          William E. Morgenstern, CEO
                                        (800)736-8929  or visit www.rentway.com
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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     Rent-Way, Inc.
                                             -----------------------------
                                                      (Registrant)





Date      February 29, 2000                       /s/ William A. McDonnell
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                                                        (Signature)
                                                      William A. McDonnell
                                                     Chief Financial Officer



Date      February 29, 2000                       /s/ Matthew J. Marini
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                                                        (Signature)
                                                      Matthew J. Marini
                                        Controller and Chief Accounting Officer